January 13, 2009

The Board of Directors of

Foamex International, Inc.

Rose Tree Corporate Center II

1400 N. Providence Road, Suite 2000

Media, PA 19063-2076

Gentlemen:

I write this letter to inform you that I hereby resign from the Board of Directors of Foamex International, Inc. (the “Company”), effective immediately.

I wish each of you and the Company success in your future endeavors.

Very truly yours,

/s/ Robert B. Burke

Robert B. Burke

cc:	John G. Johnson, Jr.,
President and Chief Executive Officer